FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

QUINTEC CORP.
 (Exact name of registrant as specified in its charter)

Nevada	333-195543	80-0929366
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

26 Floor, One Harbour Square, 181 Hoi Bun Road,
Kwun Tong, Kowloon, Hong Kong
(Address of principal executive offices)

Registrant's Telephone Number, including area code:  +852 2697 7733

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

ITEM 4.01 Changes In Registrant’s Certifying Accountant
(1)	Previous Independent Auditors:
a. On January 12, 2016, the Company dismissed its registered independent public accountant Sadler, Gibb & Associates, LLC (“Sadler Gibb”) of Salt Lake City, UT.
b.   Our Board of Directors participated in and approved the decision to change independent accountants. Through the period from appointment through resignation, there have been no disagreements with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler Gibb, would have caused them to make reference thereto in their report on the financial statements.
c.     The audit reports of Sadler Gibb on the Company's financial statements for the period from inception on May 23, 2013 through January 31, 2014 and for the past fiscal year ended January 31, 2015 contained an unqualified opinion with an emphasis paragraph on the substantial doubt about the Company’s ability to continue as a going concern.
d.   The Company provided a copy of the foregoing disclosures to Sadler Gibb prior to the date of the filing of this Report and requested that Sadler Gibb furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.
(2)                New Independent Accountants:
a.   On January 12, 2016, the Company engaged Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) as its new registered independent public accountants. During the two most recent fiscal years and prior to the Company’s engagement of Crowe Horwath, the Company did not consult with Crowe Horwath regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, in either case where written or oral advice provided by Crowe Horwath would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).
Item 9.01 Financial Statements and Exhibits
Other Exhibits
The following exhibit is filed with this Form 8-K.
NUMBER	EXHIBIT
16.1	Letter from Sadler, Gibb & Associates, LLC, dated January 14, 2016, regarding Change in Certifying Accountant. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTEC CORP.

Date: January 15, 2016	By:	/s/ Yang Yong Qiang
Name: Yang Yong Qiang
Title: President